SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported): April 3, 1997


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439



           TEXAS                                              74-2157138
(State or other Jurisdiction                              (I.R.S. Employer
of incorporation or organization)                         Identification No.)


1200 SAN BERNARDO, LAREDO, TEXAS                              78040-1359
(Address of principal executive offices)                      (ZIP Code)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (210) 722-7611

                                      NONE
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

        On April 3, 1997, International Bancshares Corporation issued a news release announcing the declaration of a fifty-cent per share cash dividend and a 25% stock split-up effected through a stock dividend payable on its outstanding shares of common stock. The news release, attached hereto and filed herewith as
Exhibit 99, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        c.     Exhibits

               The following exhibit is filed as part of this report:

               (99) News release of International Bancshares Corporation dated April 3, 1997.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      INTERNATIONAL BANCSHARES CORPORATION
                               (Registrant)

                By:    /S/ DENNIS E. NIXON
                           DENNIS E. NIXON, President,
                           and Chief Executive Officer
Date:  April 7, 1997

                                  EXHIBIT INDEX


       EXHIBIT NUMBER                DESCRIPTION
                             News Release of International
                             Bancshares Corporation dated April
           99                3, 1997